RELIASTAR LIFE INSURANCE COMPANY and its SEPARATE ACCOUNT N ING Advantage CenturySM ING Advantage Century PlusSM ING AdvantageSM ING Encore/ING Encore Flex

Supplement dated August 20, 2007 to the Contract Prospectus and Statement of Additional Information, each dated April 30, 2007, as amended

The information in this Supplement updates and amends certain information contained in your variable annuity Contract Prospectus and Statement of Additional Information (SAI). Please read it carefully and keep it with your current variable annuity Contract Prospectus and SAI for future reference.

1.	Effective July 30, 2007, the National Association of Securities Dealers, Inc. (NASD) was
consolidated into the Financial Industry Regulatory Authority (FINRA). Accordingly, all references in the Contract Prospectus and SAI to the National Association of Securities Dealers, Inc. and NASD
are deleted and replaced with the Financial Industry Regulatory Authority and FINRA, respectively.

2.	Effective August 20, 2007, ING Davis Venture Value Portfolio will change its name to ING Davis
New York Venture Portfolio. Accordingly, effective August 20, 2007, all references to ING Davis
Venture Value Portfolio in the Contract Prospectus and SAI are deleted and replaced with ING Davis
New York Venture Portfolio.

3.	Effective October 1, 2007, the principal office of ING Financial Advisers, LLC, the principal underwriter and distributor of your variable annuity contract, is changed to the following:

One Orange Way Windsor, CT 06095-4774

Accordingly, effective October 1, 2007, all references to this office in your Contract Prospectus and SAI are changed to the above address.

X.20789636-07B	August 2007